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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2005

JUNIPER PARTNERS ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51240	20-2278320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
56 West 45th Street, Suite 805, New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:    (212) 398-3112

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

In accordance with the terms of the Series A units and Series B units of Juniper Partners Acquisition Corp. (the "Company") issued in the Company's initial public offering (which was consummated on July 20, 2005), the Company's common stock, Class B common stock, Class W warrants and Class Z warrants included in the Series A units and Series B units can be separately traded effective October 12, 2005. The common stock, Class B common stock, Class W warrants and Class Z warrants will be quoted on the OTC Bulletin Board under the symbols JNPPA, JNPPB, JNPPW and JNPPL, respectively.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 12, 2005		JUNIPER PARTNERS ACQUISITION CORP.
	By:	/s/ Stuart B. Rekant
Stuart B. Rekant Chairman and Chief Executive Officer